UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 25, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (“Annual Meeting”) of Constellation Energy Corporation (“Constellation”) was held on April 25, 2023. Shareholders of record as of March 1, 2023, were entitled to receive notice and vote at the Annual Meeting.

At the Annual Meeting, the shareholders:
1.Elected three Class I director nominees to the Board of Directors, each for a term of three years;
2.Approved, on an advisory basis, the approval of the compensation paid to the named executive officers as disclosed in Constellation’s 2023 proxy statement;
3.Selected, on an advisory basis, the preferred frequency of an annual vote on the approval of compensation paid to Constellation’s named executive officers; and
4.Ratified the appointment of PricewaterhouseCoopers LLP as Constellation’s independent registered public accounting firm for 2023.
The following tables present the votes cast with respect to each item of business presented at the meeting:

Proposal 1. Election of Class I Directors

DIRECTOR	FOR	WITHHOLD	ABSTAIN	BROKER NON-VOTE
Joseph Dominguez	265,310,368	1,853,332	—	24,455,476
Julie Holzrichter	264,794,462	2,369,238	—	24,455,476
Ashish Khandpur	249,621,465	17,542,235	—	24,455,476

Proposal 2. Advisory Vote to Approve Compensation of our Named Executive Officers (Say-on-Pay)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
255,393,718	10,935,269	834,713	24,455,476

Proposal 3. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation (Frequency of Say-on-Pay)

One Year	Two Years	Three Years	ABSTAIN	BROKER NON-VOTE
263,156,526	563,521	2,588,275	855,378	24,455,476
Based upon these results, Constellation shall hold an annual advisory vote on the compensation of the named executive officers, as disclosed in the proxy statement, until the next required advisory vote on the frequency of shareholder votes on the compensation of the named executive officers, unless it is determined that a different frequency for such advisory votes is in the best interests of Constellation’s shareholders.

Proposal 4. Ratification of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
288,682,238	2,551,399	385,539	—

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Arden T. Phillips
Arden T. Phillips
Corporate Secretary
Constellation Energy Corporation

April 28, 2023

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.